Exhibit 21.1

List of Subsidiaries of The Pennant Group, Inc.

The following is a list of the subsidiaries The Pennant Groups, Inc. will have immediately after the completion of the spin-off.

Subsidiary	Jurisdiction
2410 Stillhouse Senior Living, Inc.	Nevada
Alpowa Healthcare, Inc.	Nevada
Arches Home Care, Inc.	Nevada
Autumn Ridge Senior Living, Inc.	Nevada
Beach City Senior Living LLC	Nevada
Brenwood Park Senior Living, Inc.	Nevada
Bridgestone Living LLC	Nevada
Brookhollow Senior Living LLC	Nevada
Brown Road Senior Housing LLC	Nevada
Bruce Neenah Senior Living, Inc.	Nevada
Canyon Healthcare, Inc.	Nevada
Capitol Healthcare, Inc.	Nevada
Cedar Senior Living, Inc.	Nevada
Clear Creek Healthcare, Inc.	Nevada
Connected Healthcare, Inc.	Nevada
Copper Basin Healthcare, Inc.	Nevada
Cornerstone Healthcare, Inc.	Nevada
Cornerstone Service Center, Inc.	Nevada
Custom Care Healthcare, Inc.	Nevada
De Soto Senior Living, Inc.	Nevada
Denmark Senior Living, Inc.	Nevada
Eagle Pass Senior Living LLC	Nevada
Emblem Healthcare, Inc.	Nevada
Emerald Healthcare, Inc.	Nevada
Eureka Healthcare, Inc.	Nevada
Exemplar Healthcare, Inc.	Nevada
Finding Home Healthcare, Inc.	Nevada
Gateway Cities Senior Living, Inc.	Nevada
Glacier Peak Healthcare, Inc.	Nevada
Go Assisted, Inc.	Nevada
Granite Healthcare, Inc.	Nevada
Granite Hills Senior Living, Inc.	Nevada
Great Lakes Healthcare, Inc.	Nevada
Great Plains Healthcare, Inc.	Nevada
Green Bay Senior Living, Inc.	Nevada
Heartland Healthcare, Inc.	Nevada

iCare Private Duty, Inc.	Nevada
Iron Bridge Healthcare, Inc.	Nevada
Jameson Senior Living, Inc.	Nevada
Joshua Tree Healthcare, Inc.	Nevada
Kenosha Senior Living, Inc.	Nevada
Keystone Hospice Care, Inc.	Nevada
Lake Pointe Senior Living, Inc.	Nevada
Lemon Senior Living, Inc.	Nevada
Lowes Senior Living, Inc.	Nevada
Madison Senior Living, Inc.	Nevada
Manitowoc Senior Living, Inc.	Nevada
McFarland Senior Living, Inc.	Nevada
Mesa Grande Senior Living, Inc.	Nevada
Mesa Springs Senior Living LLC	Nevada
Mission Inn Senior Living LLC	Nevada
Mohave Healthcare, Inc.	Nevada
Monument Healthcare, Inc.	Nevada
Moss Bay Senior Living, Inc.	Nevada
Mountain Peak Home Care, Inc.	Nevada
Mountain Vista Senior Living, Inc.	Nevada
Oceano Senior Living, Inc.	Nevada
Oceanside Healthcare, Inc.	Nevada
Orange Senior Living, Inc.	Nevada
Orangewood Senior Living, Inc.	Nevada
Painted Sky Healthcare Inc.	Nevada
Paragon Healthcare, Inc.	Nevada
Pearl Senior Living, Inc.	Nevada
Pennant Services, Inc.	Nevada
Pinnacle Service Center LLC	Nevada
Pleasant Run Senior Living, Inc.	Nevada
Prairie View Healthcare, Inc.	Nevada
Primrose Senior Living, Inc.	Nevada
Prospect Senior Living, Inc.	Nevada
Racine Senior Living, Inc.	Nevada
Red Rock Healthcare, Inc.	Nevada
River Oaks Senior Living LLC	Nevada
Riverview Village Senior Living, Inc.	Nevada
Rockbrook Senior Living, Inc.	Nevada
Rolling Hills Healthcare, Inc.	Nevada
Rosenburg Senior Living, Inc.	Nevada
Saguaro Senior Living, Inc.	Nevada
San Gabriel Senior Living, Inc.	Nevada
Sand Lily Healthcare, Inc.	Nevada
Sandstone Senior Living, Inc.	Nevada

Sheboygan Senior Living, Inc.	Nevada
Silver Lake Healthcare Inc.	Nevada
Snohomish Healthcare, Inc.	Nevada
Somers Kenosha Senior Living, Inc.	Nevada
South Bay Healthcare. Inc.	Nevada
South Plains Healthcare, Inc.	Nevada
Spokane Healthcare, Inc.	Nevada
Spring Valley Assisted Living, Inc.	Nevada
Star Valley Healthcare, Inc.	Nevada
Stevens Point Senior Living, Inc.	Nevada
Stonebridge Healthcare, Inc.	Nevada
Stoughton Senior Living, Inc.	Nevada
Sand Lily Healthcare, Inc.	Nevada
Sandstone Senior Living, Inc.	Nevada
Sheboygan Senior Living, Inc.	Nevada
Silver Lake Healthcare Inc.	Nevada
Snohomish Healthcare, Inc.	Nevada
Somers Kenosha Senior Living, Inc.	Nevada
South Bay Healthcare. Inc.	Nevada
South Plains Healthcare, Inc.	Nevada
Spokane Healthcare, Inc.	Nevada
Spring Valley Assisted Living, Inc.	Nevada
Star Valley Healthcare, Inc.	Nevada
Stevens Point Senior Living, Inc.	Nevada
Stonebridge Healthcare, Inc.	Nevada
Stoughton Senior Living, Inc.	Nevada
Summerlin Healthcare, Inc.	Nevada
Surf City Senior Living, Inc.	Nevada
Sycamore Senior Living, Inc.	Nevada
Symbol Healthcare, Inc.	Nevada
Terrace Senior Living, Inc.	Nevada
Teton Healthcare, Inc.	Nevada
The Pennant Group, Inc.	Nevada
Thomas Road Senior Housing, Inc.	Nevada
Thousand Peaks Healthcare, Inc.	Nevada
Two Rivers Senior Living, Inc.	Nevada
Vesper Healthcare, Inc.	Nevada
Victoria Ventura Assisted Living Community, Inc.	Nevada
Virgin River Healthcare, Inc.	Nevada
Willow Creek Senior Living, Inc.	Nevada
Wisconsin Rapids Senior Living, Inc.	Nevada